UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004 (February 12, 2004)

Bright Horizons Family Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24699	62-1742957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Talcott Avenue South, Watertown, MA 02472

(Address of principal executive offices) (Zip Code)

(617) 673-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-99.1 EARNINGS PRESS RELEASE 02/12/04

Item 12. Results of Operations and Financial Condition

     On February 12, 2004, Bright Horizons Family Solutions, Inc. issued a press release regarding its financial results for the fourth quarter and full year ended December 31, 2003. Included in the press release is a calculation of earnings before interest, taxes, depreciation and amortization (“EBITDA”). Management of the Company believes that EBITDA is a useful tool for comparing the Company’s operating results with the operating results of other companies in the childcare industry. We have provided EBITDA in previous earnings releases and believe that providing it now aids investors when they are comparing prior periods. EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States, and should not be considered as an alternative to net income for purposes of evaluating our results of operations. The press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 12, 2004	BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

	By:	/s/ Elizabeth J. Boland Elizabeth J. Boland Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release issued by Bright Horizons Family Solutions, Inc. dated February 12, 2004